SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934
                   (Amendment No. 1)




Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[   ]     Preliminary Proxy Statement

[   ]     Confidential, for Use of the Commission Only (as
          permitted by Rule 14a-6(e)(2))

[ X ]     Definitive Proxy Statement

[   ]     Definitive Additional Materials

[   ]     Soliciting Material Pursuant to  240.14a-12


                   JLM Couture, Inc.
-----------------------------------------------------------------
     (Name of Registrant as Specified In Its Charter)


-----------------------------------------------------------------
        (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):


[X]       No fee required.




                        JLM COUTURE, INC.
                 525 Seventh Avenue, Suite 1703
                       New York, NY  10018

          Notice of 2004 Annual Meeting of Shareholders to be held on September 29, 2004


To the Shareholders of
JLM COUTURE, INC.:

      NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Shareholders (the "Meeting") of JLM COUTURE, INC. (the "Company") will be held on September 29, 2004 at 11:00 A.M. at the offices of Kalin Levine Weinberg LLC, located at 494 Eighth Avenue, Suite 800, New York, NY 10001, to consider and vote on the following matters described under the corresponding numbers in the attached Proxy Statement:

      1.    To  elect  one Class III Director to hold office  for
three years and until the 2007 Annual Meeting of Shareholders  at
which   his  term expires or until  his successor has  been  duly
elected and qualifies;

      2.    To  ratify the appointment of Goldstein Golub Kessler
LLP as the Company's independent registered public accounting firm for its fiscal year ending October 31, 2004; and

      3. To transact such other business as may properly come before the Meeting.

      The Board of Directors has fixed August 19, 2004, at the close of business, as the record date for the determination of shareholders entitled to vote at the Meeting, and only holders of shares of Common Stock of the Company of record at the close of business on that day will be entitled to vote. The stock transfer books of the Company will not be closed.

      A complete list of shareholders entitled to vote at the Meeting shall be available for examination by any shareholder, for any purpose germane to the Meeting, during ordinary business hours from August 29, 2004 until the Meeting at the offices of the Company. The list will also be available at the Meeting.

      Whether or not you expect to be present at the Meeting, please fill in, date, sign, and return the enclosed Proxy, which is solicited by management. The Proxy is revocable and will not affect your vote in person in the event you attend the Meeting.

                                 By Order of the Board of Directors


                                 Mark Murphy, Secretary

Date:  August 25, 2004


      Requests for additional copies of proxy material and the Company's Annual Report for its fiscal year ended October 31, 2003 should be addressed to Shareholder Relations, JLM Couture, Inc., 525 Seventh Avenue, Suite 1703, New York, NY 10018. This material will be furnished without charge to any shareholder requesting it.



                        JLM COUTURE, INC.
                 525 Seventh Avenue, Suite 1703
                       New York, NY 10018


   PROXY STATEMENT FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS
                TO BE HELD ON SEPTEMBER 29, 2004

      The enclosed proxy is solicited by the management of JLM Couture, Inc. (the "Company") in connection with the 2004 Annual Meeting of Shareholders (the "Meeting") to be held on September 29, 2004 at 11:00 A.M. at the offices of Kalin Levine Weinberg LLC, located at 494 Eighth Avenue, Suite 800, New York, NY 10001 and any adjournment thereof. The Board of Directors (the "Board") has set August 19, 2004 as the record date for the determination of shareholders entitled to vote at the Meeting. A shareholder executing and returning a proxy has the power to revoke it at any time before it is exercised by filing a later proxy with, or other communication to, the Secretary of the Company or by attending the Meeting and voting in person.

      The proxy will be voted in accordance with your directions as to:

      (1) The election of one Class III Director to hold office for three years and until the 2007 Annual Meeting of Shareholders at which his term expires or until his successor has been duly elected and qualifies;

      (2)  The ratification of the appointment of Goldstein Golub
Kessler LLP ("GGK") as the Company's independent registered public accounting firm for its fiscal year ending October 31, 2004; and

      (3) The transaction of such other business as may properly come before the Meeting.

      In the absence of direction, the proxy will be voted in favor of management's proposals.

      The entire cost of soliciting proxies will be borne by the Company. The costs of solicitation, which represent an amount believed to be normally expended for a solicitation relating to an uncontested election of directors, will include the costs of supplying necessary additional copies of the solicitation materials and the Company's Annual Report to Shareholders for its fiscal year ended October 31, 2003 ("Fiscal 2003")(the "Annual Report") to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such recordholders for completing the mailing of such materials and Annual Reports to such beneficial owners.

      Only shareholders of record of the Company's 1,912,694 shares of Common Stock (the "Common Stock") outstanding at the close of business on August 19, 2004 will be entitled to vote. Each share of Common Stock is entitled to one vote. Holders of a majority of the outstanding shares of Common Stock must be represented in person or by proxy in order to achieve a quorum. All shares of our Common Stock represented in person or by proxy (including shares which abstain or do not vote for any reason with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on a matter has the same legal effect as a vote against the matter. If a broker or nominee holding stock in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular matter ("broker non-votes"), those shares will not be considered as present and entitled to vote with respect to such matter. Accordingly, a broker non-vote on a matter has no effect on the voting on such matter. The proxy statement, the attached notice of meeting, the enclosed form of proxy and the Annual Report are being mailed to shareholders on or about August 25, 2004. The mailing address of the Company's principal executive offices is 525 Seventh Avenue, Suite 1703, New York, NY 10018.


                           PROPOSAL 1

               ELECTION OF ONE CLASS III DIRECTOR

      The Company's By-laws require the Company to have five or fewer directors. The number of directors is set by the Board and was increased from three to four on August 12, 2003. The Board is divided into three classes of directors. Classes I and III currently each consist of one director and Class II currently consists of two directors. Class III, whose term expires at the Meeting, consists of Joseph L. Murphy; Class I, whose term expires in 2005, consists of Joseph E. O'Grady; and Class II, whose term expires in 2006, consists of Daniel M. Sullivan and Keith Cannon. At the Meeting, one director will be elected to fill the term of the Class III director. Mr. Murphy, who is running for reelection, is the nominee for election at the Meeting. If elected, Mr. Murphy will serve for a term expiring at the 2007 Annual Meeting of Shareholders.

      The persons named in the accompanying proxy have advised management that it is their intention to vote for the election of Mr. Murphy as a Class III Director unless indication is made on your proxy card that your vote should be withheld from the nominee.

     The Board of Directors unanimously recommends a vote FOR the election of this nominee as a Director.

     The following table sets forth certain information as to the person nominated for election as a director of the Company and for those directors whose terms of office will continue after the
Meeting:

        Nominee For Director Whose Term Expires in 2007:
        -----------------------------------------------


                            Position with       Director
     Name            Age    the Company         Since
     ----            ---    -------------       --------

Joseph L. Murphy     50     Chief Executive     April 1986
                            Officer, Chief
                            Financial Officer,
                            and Director


      Joseph L. Murphy, a founder of the Company, has been a director of the Company since its inception. During Fiscal 1992, Mr. Murphy was appointed President. In February 1993, Mr. Murphy was appointed Chief Executive Officer. Mr. Murphy is the brother of Mark Murphy, the Company's Vice President-Operations and Secretary.


        Directors Whose Terms Continue After the Meeting:
        ------------------------------------------------


                            Position with       Director
    Name             Age    the Company         Since
    ----             ---    -------------       --------


Joseph E. O'Grady     83      Director          February 1991

Daniel M. Sullivan    80      Chairman of       September 1986
                              the Board of
			            Directors

Keith Cannon          64      Director          October 2003


       Joseph E. O'Grady was appointed to the Board of Directors in February 1991. For more than the past five years, Mr. O'Grady has been President of JOG Associates, Inc., a privately-held financial consulting firm. JOG Associates, Inc. arranges business financing and provides financial consulting services for closely-held companies.

       Daniel M. Sullivan became a director in September 1986 and was elected Chairman of the Board in 1989. In 1989, Mr. Sullivan retired as President and Chief Executive Officer of Frost & Sullivan, Inc., a publicly-traded publisher of market research studies, a position he had held for more than five years prior to his retirement.

      Keith A. Cannon became a director of the Company in October 2003. Mr. Cannon is currently (and for the past ten years has been) a registered representative for Wilson-Davis & Co., Inc., a broker-dealer based in Salt Lake City, Utah. Mr. Cannon also serves as a member of the Board of Directors and Audit Committee of Elamex S.A. de C.V. (ELAM), and Montgomery Realty Group, Inc.
(MGRY). He has been engaged in the investment business for the past 36 years in various capacities.


     Meetings of the Board of Directors and Board Member
Attendance.

      During Fiscal 2003, the Board met informally. It acted two times by unanimous written consent. The Company expects that all of its Board Members attend the Company's annual meeting. All of the Company's directors attended last year's annual meeting of shareholders.


OTHER EXECUTIVE OFFICERS


                            Position with         Position
    Name             Age    the Company           Held Since
    ----             ---    -------------         ----------


Mark Murphy           40    Vice President-        May 1993
                            Operations and
                            Secretary


Jerrold Walkenfeld    47    Principal Accounting   June 2002
                            Officer


     Mark Murphy was appointed Vice President - Operations in May 1993. Mr. Mark Murphy joined the Company in January 1993. Prior to his joining the Company, Mr. Murphy was employed as a manager by Accurate Testing Co., a metals testing company based in California, a position he had held since 1988. Mr. Murphy is the brother of Joseph L. Murphy, the Company's President.

      Jerrold Walkenfeld, Principal Accounting Officer, commenced employment with the Company in June 2002. Since 1995 until his employment by the Company in June 2002, he was engaged by the Company as an outside consultant to render financial and accounting services for the Company. For more than the past five years, Mr. Walkenfeld has maintained an independent accounting practice. Mr. Walkenfeld is a certified public accountant.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE  ACT  OF
1934.

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on its review of the copies of such forms received by it, the Company believes that during Fiscal 2003, such forms have been timely filed with the SEC.


COMMITTEES OF THE BOARD OF DIRECTORS

      The Company has an Audit Committee. The Board of Directors does not have a Compensation Committee or a Nominating Committee and performs the functions of a Compensation Committee and a Nominating Committee itself.


DIRECTOR CANDIDATES

   The process followed by the Board of Directors to identify and evaluate director candidates includes requests to Board of Director members and others for recommendations, meetings from time to time by the Board of Directors to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by the Board of Directors.

   In considering whether to recommend any particular candidate for inclusion in the Board of Directors slate of recommended director nominees, the Board of Directors applies criteria such as the candidate's integrity, business acumen, knowledge of the Company's business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The Board of Directors does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.

   Stockholders may recommend individuals to the Board of Directors for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of the Company's Common Stock for at least a year as of the date such recommendation is made, to JLM Couture, Inc., Shareholder Relations, c/o Corporate Secretary, 525 Seventh Avenue, Suite 1703, New York, NY 10018. Assuming that appropriate biographical and background material has been provided on a timely basis, the Board of Directors will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.


CODE OF CONDUCT AND ETHICS

      The Company has adopted a Code of Conduct and Ethics applicable to its directors, officers and employees including its principal executive, principal financial officer, principal accounting officer or controller or persons performing similar functions. A copy of the Company's Code of Conduct and Ethics is available on its website www.jlmcouture.com. The Company intends to post amendments to or waivers from its Code of Conduct and Ethics (to the extent applicable to its Chief Executive Officer, Chief Financial Officer or principal accounting officer) on its website. The Company's website is not part of this proxy statement.


AUDIT COMMITTEE

     The primary functions of the Audit Committee of the Company (the "Audit Committee") are to select or to recommend to the Board of Directors the selection of outside auditors; to monitor the Company's relationships with the Company's outside auditors and their interaction with the Company's management in order to ensure their independence and objectivity; to review, and to assess the scope and quality of the Company's outside auditors' services, including the audit of the Company's annual financial statements; to review the Company's financial management and accounting procedures; to review the Company's financial statements with the Company's management and outside auditors; and to monitor management's compliance with applicable legal requirements and ethical standards.

     Messrs. Sullivan, O'Grady and Cannon are the current members of the Audit Committee and are each "independent," as that term is defined under the applicable NASDAQ Stock Market, Inc. Marketplace Rules. During Fiscal 2003, the Audit Committee met two times. The Board of Directors has determined that Mr. Joseph
E. O'Grady is an "audit committee financial expert" as defined in
Item 401(h) of Regulation S-K. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is filed as Appendix A to the Company's Proxy Statement for its fiscal year ended October 31, 2002. A copy of such charter is also available on the Company's website, www.jlmcouture.com.


SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     Shareholders interested in communicating with the Board of Directors may do so by writing to any or all directors, care of the Company's Chief Financial Officer, at the Company's principal executive offices. The Company's Chief Financial Officer will log in all shareholder correspondence and forward to the director addressee(s) all communications that, in his judgment, are appropriate for consideration by the directors. Any director may review the correspondence log and request copies of any correspondence. Examples of communications that would be considered inappropriate for consideration by the directors include, but are not limited to, commercial solicitations, trivial, obscene, or profane items, administrative matters, ordinary business matters, or personal grievances. Correspondence that is not appropriate for Board of Director review will be handled by the Company's Chief Financial Officer. All appropriate matters pertaining to accounting or internal controls will be brought promptly to the attention of the Company's Audit Committee Chair.


AUDIT COMMITTEE REPORT

      The Audit Committee consists of three members all of whom meet the independence and experience requirements of the applicable NASDAQ Marketplace Rules. The Audit Committee's responsibilities are as described in a written charter adopted by the Board, which was previously attached as Appendix A to the Company's Proxy Statement for Fiscal 2002.

     The Audit Committee has reviewed and discussed the Company's audited financial statements for Fiscal 2003 with management and with the Company's independent registered public accounting firm, Goldstein Golub Kessler LLP ("GGK"). The Audit Committee has
discussed with GGK the matters required to be discussed by the Statement on Auditing Standards No. 61 relating to the conduct of the audit. The Audit Committee has received the written disclosures and the letter from GGK required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with GGK its independence. Based on the Audit Committee's review of the audited financial statements and the review and discussions described in this paragraph, the Audit Committee recommended to the Board that the audited financial statements for Fiscal 2003 be included in the Company's Annual Report on Form 10-K for Fiscal 2003 for filing with the Securities and Exchange Commission.

     Submitted by the members of the Audit Committee:

                                             Joseph E. O'Grady
                                             Daniel M. Sullivan
                                             Keith Cannon


AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

      Before the independent public accounting firm is engaged by the Company to render audit or non-audit services, the engagement is approved by the Audit Committee.


EXECUTIVE COMPENSATION

      The following table sets forth the compensation the Company paid for its fiscal years ended October 31, 2003, 2002 and 2001 to its Chief Executive Officer and to each of its other executive officers whose compensation exceeded $100,000 on an annual basis.


                   SUMMARY COMPENSATION TABLE
                   --------------------------



Name and            Annual Com-  Other         Long Term     Other
Principal    Fiscal pensation    Annual Com-   Compensation/ Compen-
Position     Year   Salary ($)   pensation ($) Options       ation($)
---------    ------ ----------   ------------- ------------  --------

Joseph L.    2003    325,000       70,132        200,000(1)   38,327
Murphy,      2002    325,000      202,807        100,000      37,009
President    2001    325,000       57,640           -          9,526
and Chief
Executive
Officer


Mark Murphy, 2003    103,308        6,088           -           -
Vice         2002     97,243        5,000         12,000        -
President
Operations


Jerrold      2003    109,975        7,331           -           -
Walkenfeld,  2002     90,921       13,920           -           -
Principal
Accounting
Officer

___________________


(1) Mr. Murphy agreed to cancel options to purchase 200,000 shares of Common Stock of the Company for a consideration of $200,000. See "Certain Relationships and Related Transactions."


EMPLOYMENT AGREEMENT

      Mr. Joseph L. Murphy has an employment agreement (the "Agreement") with the Company which provides for a base salary of $325,000 per year. As additional compensation, Mr. Murphy receives five percent (5%) of the Company's annual pre-tax profits. On August 14, 2001, the Board amended the Agreement to extend the term of Mr. Murphy's employment until May 19, 2006.


STOCK OPTION PLANS

      On August 26, 1996, the Company adopted a stock option plan (the "1996 Plan"). The 1996 Plan provides for the issuance of incentive and non-statutory stock options to employees, consultants advisors and/or directors for a total of up to 100,000 shares of Common Stock. The 1996 Plan was amended by the Board of Directors in September 1998 to increase the authorized number of shares thereunder from 100,000 to 250,000 shares. A majority of the Company's shareholders approved the amendment to the 1996 Plan in October 1998. The exercise price of options granted may not be less than the fair market of the shares on the date of grant (110% of such fair market value for a holder of more than 10% of the Company's Common Stock). The 1996 Plan will terminate on August 26, 2006.

      On October 28, 2003, the Company adopted the 2003 Stock Incentive Plan (the "2003 Plan"). Awards may be granted under the Plan on and after its effective date (August 12, 2003). The 2003 Plan authorizes the grant of incentive options, nonqualified options, SARs, restricted awards and performance awards.
Incentive options may only be granted to employees of the Company. The option price at which an option may be exercised must be at least 100% of the fair market value per share of the Common Stock on the date of grant (or 110% of the fair market value with respect to incentive options granted to an employee who owns stock possessing more than 10% of the total voting power of all classes of stock of the Company). The maximum number of shares that may be issued pursuant to awards granted under the 2003 Plan may not exceed the sum of (a) 500,000 shares, plus (b) any shares of Common Stock remaining available for issuance as of the effective date of the 2003 Plan under the 1996 Plan.


OPTION GRANTS IN FISCAL 2003

     No executive officer of the Company was granted stock options during Fiscal 2003.


           AGGREGATED OPTION EXERCISES IN LAST FISCAL
          YEAR AND FISCAL YEAR-END (FYE) OPTION VALUES



                                                 Value of
                                                 Unexercised
                                 Number          In-the-Money
                                 Of Unexercised  Options
                                 Options         At FYE
       Shares                    At FYE          Acquired ($)
       Acquired     Value        Exercisable/    Exercisable/
Name   On Exercise  Realized($)  Unexercisable   Unexercisable (1)
----   -----------  -----------  -------------   -----------------


Joseph L.   -(2)      200,000    25,000/75,000    60,000/180,000
Murphy

Mark          0          0        3,000/9,000      7,200/21,600
Murphy

Joseph E.   14,000     46,530         0/13,000         0/32,950
O'Grady

Daniel M.     0          0       13,000/14,000    34,700/35,350
Sullivan


___________________


(1)  Represents fair market value of Common Stock at October  31,
     2003 of $4.50 as reported by Nasdaq, less the exercise price.

(2)  Mr.  Murphy  agreed  to cancel options to  purchase  200,000 shares of Common Stock of the Company for a consideration of
     $200,000.    See   "Certain   Relationships   and    Related
     Transactions."


COMPENSATION OF DIRECTORS

      Directors not employed by the Company are compensated as consultants for the time spent on Company matters, including attendance at directors' and other meetings. During Fiscal 2003, Mr. Sullivan received $32,606 and Mr. O'Grady received $47,700. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth as of August 13, 2004, the number of shares of Common Stock held of record or beneficially
(i) by each person who held of record, or was known by the Company to own beneficially, more than five percent of the outstanding shares of Common Stock, (ii) by each director and
(iii) by all officers and directors as a group:


                        Number of             Percent of
Names and Address(1)    Shares Owned (2)      Outstanding shares
--------------------    ----------------      ------------------


Joseph L. Murphy          716,964(3)(4)             36.53%

Daniel M. Sullivan        100,499(3)                 4.95%

Joseph E. O'Grady          31,000(3)                 1.74%

Keith Cannon                1,000                     (6)

FMR Corp.                 197,100(5)                10.30%
82 Devonshire Street
Boston, MA 02109

All directors and         879,520(3)                44.22%
 officers as a
 group (5 persons)

_______________


(1)  Unless  otherwise indicated, a person's address is  c/o  JLM
     Couture, Inc., 525 Seventh Avenue, Suite 1703, New York,  NY
     10018.

(2) Unless otherwise indicated, all shares of Common Stock are owned directly.

(3)  Includes 50,000, 21,000, 7,000 and 84,000 shares for Messrs.
     Murphy, Sullivan, O'Grady and all officers and directors as a group, respectively, that are issuable upon exercise of presently exercisable options at an average exercise price of approximately $2.02 per share.

(4) 148,331 of these shares are pledged to a bank to secure a personal loan.

(5)  Based  on  information furnished to the Company on  Schedule
     13G/A dated February 14, 2002.

(6)  Less than one percent.

      The Company is unaware of any arrangement, the operation of which, at a subsequent date, may result in a change of control of the Company.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      On December 22, 1998, Mr. Joseph L. Murphy purchased from the Company 200,000 shares of Common Stock at a price of $2.25 per share, the market value of such shares on such date. The purchase was financed by Mr. Murphy executing a ten year promissory note due to the Company in the principal amount of $450,000. The promissory note bears interest at 5% per annum and requires annual principal payments of $45,000 with accrued interest. The purchase was approved by the unanimous consent of the Board. The Company sold these shares to Mr. Murphy because it was deemed to be in the best interests of the Company for him to increase his equity ownership in the Company to better align his interest with that of the other shareholders of the Company. $229,000 of this note currently remains unpaid. Interest is current through February 22, 2004 and the annual principal payment of $45,000 due on December 22, 2003 was paid.

      On February 24, 2003, the Company and Mr. Murphy agreed to cancel 200,000 of Mr. Murphy's exercisable options upon payment of $200,000 to Mr. Murphy. On that date, this payment represented an imputed discount of approximately 16% from the closing price of the Common Stock as reported by NASDAQ minus the exercise price of such options.


                        PERFORMANCE GRAPH

      The performance graph and tables presented below were prepared by CRSP, Center for Research in Security Prices. This graph illustrates a comparison of five year cumulative total returns for the Company. Nasdaq Stock Market (US Companies) and Nasdaq Stocks (SIC 2330-2339 US Companies) Women's, Misses' and Juniors' Outerwear for the period from October 30, 1998, the last day of trading in fiscal 1998, through October 31, 2003, the last day of trading in Fiscal 2003. The historical performance data presented below may not be indicative of the future performance of the Common Stock.




                           PROPOSAL 2

  RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
                         ACCOUNTING FIRM

       The Audit Committee has reappointed GGK to audit the consolidated financial statements of the Company for Fiscal 2004. GGK has served as our independent registered public accounting firm since Fiscal 2002. A representative from GGK is expected to be present at the Meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions.

      Although shareholder ratification of the appointment is not required by law, the Company desires to solicit such ratification. If the appointment of GGK is not approved by a majority of the shares represented at the Annual Meeting, the Company will consider the appointment of other independent registered public accounting firm for Fiscal 2004.

       THE  BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS  A  VOTE
"FOR"  RATIFICATION OF THE APPOINTMENT OF GGK  AS  THE  COMPANY'S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2004.


AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

       Before a registered independent public accounting firm is engaged by the Company to render audit or non-audit services, the engagement is approved by the Audit Committee.


INDEPENDENT AUDITOR FEE INFORMATION

      The following table shows the fees that the Company paid or accrued for the audit and other services provided by GGK or its current tax accountants for Fiscal 2003 and Fiscal 2002.

                                Amount of Fee for
Type  of Service          Fiscal 2003            Fiscal 2002
----------------          -----------            -----------

Audit Fees                  $69,114                $67,000
Audit-Related Fees             0                      0
Tax Fees                      4,200                  4,350
All Other Fees                 0                      0
                             ------                 ------

Total                       $73,314                $71,350
                             ======                 ======


       AUDIT FEES. This category includes fees for the audits of the Company's annual financial statements, review of financial statements included in the Company's Form 10-Q Quarterly Reports and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

      AUDIT-RELATED FEES. This category consists of due diligence
in    connection    with    acquisitions,   various    accounting
consultations, and benefit plan audits.

       TAX FEES. This category consists of professional services rendered for tax compliance, tax planning and tax advice. The services for the fees disclosed under this category include tax return preparation, research and technical tax advice.

      ALL OTHER FEES. There were no other fees paid or accrued to GGK in Fiscal 2003.

      GGK has a continuing relationship with American Express Tax and Business Services Inc. ("TBS") from which it leases auditing staff who are full time, permanent employees of TBS and through which its partners provide non-audit services. As a result of this arrangement, GGK has no full time employees and therefore, none of the audit services performed were provided by permanent full time employees of GGK. GGK manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.


OTHER MATTERS

     The Board of Directors has no knowledge of any other matters which may come before the Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares of Common Stock represented by the accompanying proxy in accordance with their best judgment.


SHAREHOLDERS' PROPOSALS

      Any shareholder of the Company who wishes to present a proposal to be considered at the next annual meeting of shareholders of the Company and who wishes to have such proposal presented in the Company's Proxy Statement for such meeting must deliver such proposal in writing to the Company at 525 Seventh Avenue, Suite 1703, New York, New York 10018 on or before May 5, 2005.

                                By Order of the Board of Directors

                                /S/Mark Murphy

                                Mark Murphy
                                Secretary
Dated:  August 25, 2004




                                                       APPENDIX A
                        JLM COUTURE, INC.

                              PROXY



      Proxy for 2004 Annual Meeting of Shareholders.

       The undersigned hereby appoints Daniel Sullivan and Joseph
E. O'Grady proxies of the undersigned, with full power of substitution, to vote shares of Common Stock of the Company which the undersigned would be entitled to vote if present at the 2004 Annual Meeting of Shareholders of the Company to be held on September 29, 2004 at 11:00 A.M. at the offices of Kalin Levine Weinberg LLC located at 494 Eighth Avenue, Suite 800, New York, NY 10001 and any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting as follows:

       The undersigned acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and the Company's Annual Report for Fiscal 2003.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
and when properly executed will be voted as directed herein.   If
no direction is given, this Proxy will be voted FOR the nominee listed in proposal 1.

      THE  BOARD  OF DIRECTORS RECOMMENDS A VOTE FOR THE  NOMINEE
      LISTED IN ITEM 1.

(1)   ELECTION OF CLASS III DIRECTOR:
      (Mark ONE box only)

      Instructions:

       To vote FOR the Class III Director nominee, place an X in Box Number 1.

       To withhold authority to vote for the Class III Director nominee, place an X in Box Number 2.

       To withhold authority to vote for   the nominee place an X
in box Number 3 and strike a line through such nominee's name in the list below.

     1. ____      For Class III Director nominee.

     2. ____      Withhold authority to vote for the  Class
                  III  Director nominee.


     3. ____      Withhold  authority  to  vote   for   any
                  individual nominees. Strike a line through such nominee(s) name below:

                  -     Joseph L. Murphy

(2)   RATIFICATION OF THE APPOINTMENT OF GOLDSTEIN GOLUB  KESSLER
      LLP   AS   THE  COMPANY'S  INDEPENDENT  REGISTERED   PUBLIC
      ACCOUNTING  FIRM  FOR  THE  COMPANY'S  FISCAL  YEAR  ENDING
      OCTOBER 31, 2004.

        [    ] FOR          [    ] AGAINST        [    ] ABSTAIN


     In their discretion, the proxies are authorized to vote upon
other   matters  properly  coming  before  the  meeting  or   any
adjournment thereof.

DATED:                               , 2004
          ---------------------------


-------------------------------------
(Signature)

-------------------------------------
(Signature, if held jointly)

Where stock is registered in the
names of two or more persons ALL
should sign.  Signature(s) should
correspond exactly with the name(s)
as shown above.  Please sign, date
and return promptly in the enclosed
envelope.  No postage need be affixed
if mailed in the United States.

      Requests for copies of proxy statements, the Company's Annual Report for Fiscal 2003, or the Company's Annual Report for Fiscal 2003 on Form 10-K should be addressed to Shareholder Relations, JLM Couture, Inc., 525 Seventh Avenue, Suite 1703, New York, NY 10018. This material will be furnished without charge to any shareholder requesting it.